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                                                                    EXHIBIT 23.1
                                 METRICOM, INC.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-47688, 33-63076, 33-63088, 33-91746, 33-95070, 333-09001 and 333-09005, and on Form S-3, File No. 33-78286.


                                                         /s/ ARTHUR ANDERSEN LLP
San Jose, California

October 23, 1996